Income Taxes	12 Months Ended
May 31, 2011
Income Taxes
Income Taxes
16.	INCOME TAXES

Significant components of provision for income taxes for the years ended May 31, 2009, 2010 and 2011 were as follows:

	Years ended May 31,
	2009	2010	2011
	US$	US$	US$
Current:
PRC	8,399	7,845	9,390

Deferred:
PRC	(1,143)	(1,871)	(1,154)

Total provision for income taxes	7,256	5,974	8,236

The Company is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to tax withholding in the Cayman Islands.

The subsidiaries of New Oriental China, which were registered as private schools (the "school-subsidiaries"), are subject to income taxes determined in accordance with The Law for Promoting Private Education (2003) where those school-subsidiaries registered as private schools not requiring reasonable returns (similar to a not-for-profit entity) are treated as public schools and are generally not subject to enterprise income taxes. School-subsidiaries that were registered as requiring reasonable returns (similar to a for-profit entity) are subject to enterprise income taxes but may be eligible for preferential tax treatment to be determined by the relevant taxing authorities. Prior to January 1, 2008 in certain cities, schools that were registered as requiring reasonable returns were subject to a 33% standard enterprise income tax, while in other cities, similar schools are subject to a 1.5% to 3.3% tax on gross receipts in lieu of the 33% standard enterprise income tax or exempted from the enterprise income tax. The subsidiaries of New Oriental China other than its school-subsidiaries were subjected the 33% standard enterprise income tax. On March 16, 2007, the National People's Congress adopted the Enterprise Income Tax Law (the "New EIT Law"), which became effective on January 1, 2008 and replaced the existing separate income tax laws for domestic enterprises and foreign-invested enterprises. Since January 1, 2008, schools that were registered as requiring reasonable returns are subject to a 25% standard enterprise income tax, except for those accepted as deemed profit method enterprises, or qualified for small-scale enterprises. The subsidiaries of New Oriental China other than its school-subsidiaries are subjected the 25% standard enterprise income tax.

In December 2008, under the New EIT regime, two of the four wholly-owned subsidiaries of the Company in the PRC, Beijing Decision and Beijing Hewstone, which were in the tax holiday of "3-year half rate" since January 1, 2008, were granted the status of high and new technology enterprise ("HNTE") in Beijing which would be effective for three years with effective from January 1, 2008. As a result, each of them believes that half reduction from the preferential tax rate of 15% can by enjoyed from January 1, 2008 to December 31, 2010 so long as it continues to qualify as a HNTE. New Oriental China and other wholly-owned subsidiaries of the Company are levied on a rate of 25% since January 1, 2008.

On April 21, 2010, the State Administration of Taxation issued Circular 157 Further Clarification on Implementation of Preferential EIT Rate during Transition Periods ("Circular 157"). Circular 157 seeks to provide additional guidance on the interaction of certain preferential tax rates under the transitional rules of the New EIT Law. Prior to Circular 157, the Group interpreted the law to mean that if an HNTE entity was in a tax holiday period, including "2-year exemption plus 3-year half rate", "5-year exemption plus 5-year half rate" and other tax exemptions and reductions, where it was entitled to a 50% reduction in the tax rate and was also entitled to a 15% rate of tax due to HNTE status under the New EIT Law, then it was entitled to pay tax at the rate of 7.5%. Circular 157 appears to have the effect that such an entity is entitled to pay tax at either the lower of 15% or 50% of the standard PRC tax rate (i.e. currently 25%). Circular 157 is unclear as to whether its effect is retrospective but the Group understands that the State Administration of Taxation has recently taken the position that the Circular applies only to tax years commencing from January 1, 2010.

In addition, the Group consulted the relevant local tax district and was confirmed that entities that qualify for "3-year exemption plus 3-year half rate" tax holiday as HNTEs and which are registered in the Zhongguancun High and New Technology industrial Zones of Beijing, notwithstanding Circular 157, will continue to pay tax at the rate of 7.5%. As a consequence, because relevant entities of the Group, Beijing Decision and Beijing Hewstone, enjoying "3-year exemption plus 3-year half rate" HTNE status are registered in the Zhongguancun High and New Technology industrial Zones of Beijing, the Group does not believe that Circular 157 has any effect on its tax position.

Beijing Pioneer has been granted "Software Enterprise" status and therefore was entitled to a two year exemption starting from the commencement of the profitable year 2010, followed by a 50% reduction in tax rates for the succeeding three years in accordance with the PRC Enterprise Income Tax Law ("EIT Law"). Shanghai Smart Words has also been granted "Software Enterprise" status and will be entitled to the same tax holiday with Beijing Pioneer starting from the commencement of the profitable year in the future.

The Group uses the liability method to account for income taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Group expects that the status of Beijing Decision and Beijing Hewstone as HNTE will be renewed for an additional three years beyond the initial three year period ending December 31, 2010. In addition, the temporary differences are expected to be reversed prior to the expiration of tax holiday of "3-year half rate", also ending December 31, 2010. Therefore, the deferred tax balances of the Group are calculated at a rate of 25% except for Beijing Decision and Beijing Hewstone, for which deferred tax balances are calculated at a rate of 15% for being HNTE and within tax holiday of "3-year half rate".

Significant components of the Group's deferred tax assets and liabilities were as follows as:

	As of May 31,
	2010	2011
	US$	US$
Current deferred tax assets
Allowance doubtful accounts	49	52
Accrued expenses	3,235	5,451

Total current deferred tax assets	3,284	5,503
Less: valuation allowance	(302)	(166)

Current deferred tax assets, net	2,982	5,337

Non-current deferred tax assets
Net operating loss carry-forwards	3,098	2,718
Pre-operating expenses	21	3

Total non-current deferred tax assets	3,119	2,721
Less: valuation allowance	(1,552)	(1,724)

Non-current deferred tax assets, net	1,567	997

Non-current deferred tax liabilities
Acquired intangible assets	(137)	(1,147)

Total non-current deferred tax liabilities	(137)	(1,147)

The Group operates through multiple subsidiaries and a VIE. The Group does not file combined or consolidated tax returns, therefore, losses from individual subsidiaries or the VIE may not be used to offset other subsidiaries' earnings within the Group. Valuation allowance is considered on each individual subsidiary and VIE basis. Where a valuation allowance was not recorded, the Group believes that it was more likely than not that the deferred tax assets will be realized as it expects to generate sufficient taxable income in the future.

The Group had net operating loss carried forward of US$12,750 from certain subsidiaries of New oriental China for the year ended May 31, 2011 which will expire on various dates from May 31, 2012 to May 31, 2016.

A reconciliation of the effective tax rates from the 25% statutory tax rates was as follows for the years ended May 31, 2009, 2010 and 2011:

	Years ended May 31,
	2009	2010	2011
	%	%	%
Statutory tax rate	25.00	25.00	25.00
Effect of expenses not deductible for tax purposes	8.00	4.96	5.99
Effect of differential tax rate applicable to certain PRC school-subsidiaries other than tax exemption.	(0.33)	(0.56)	(0.83)
Effect of tax exemption granted to PRC subsidiaries	(21.85)	(23.43)	(22.63)
Changes in valuation allowance	(0.17)	1.18	(0.03)

Total provision for income taxes	10.65	7.15	7.50

If the tax holidays granted to Beijing Decision, Beijing Hewstone and certain school-subsidiaries of New Oriental China were not available, the Group's income tax expense would have increased by $14,881, $19,498 and $24,842 for the years ended May 31, 2009, 2010 and 2011, respectively, and the basic net income per share attributable to the Company would have been decreased by $0.10, $0.13 and $0.16 for the years ended May 31, 2009, 2010 and 2011, respectively.

Under the New Income Tax Law effective from January 1, 2008, the rules for determining whether an entity is resident in the PRC for tax purposes have changed and the determination of residence depends among other things on the "place of actual management". If the Group, or its non-PRC subsidiaries, were to be determined as PRC resident for tax purposes it, they, would be liable for tax in the PRC on worldwide income including the income arising in jurisdictions outside the PRC. Judging from the current business of the Group entities, the non-PRC resident entities will not be deemed as PRC resident companies.

If the Company were to be a non-resident for PRC tax purposes, dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax. In the case of dividends paid by PRC subsidiaries to their foreign investors, the withholding tax would be 10%, unless any such foreign investor's jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement.

Aggregate undistributed earnings of the Company's subsidiaries located in the PRC that are available for distribution to the Group of approximately US$151,374 at May 31, 2011 are considered to be indefinitely reinvested and accordingly, no provision has been made for the Chinese dividend withholding taxes that would be payable upon the distribution of those amounts to the Group. The Chinese tax authorities have also clarified that distributions made out of pre January 1, 2008 retained earnings will not be subject to the withholding tax.

The Group does not have any present plan to pay any cash dividends on its ordinary shares in the foreseeable future. It intends to retain most of its available funds and any future earnings for use in the operation and expansion of its business. As of May 31, 2011, the Group has not declared any dividends.

The Group did not identify significant unrecognized tax benefits for the years ended May 31, 2009, 2010 and 2011. The Group expects that the changes in the unrecognized tax benefits within the next twelve months would not be material.

Subsidiaries and VIE of the Company and the subsidiaries of the VIE are subject to taxation in China. Their tax years from 2007 to 2011 are subject to examination by the tax authorities.